UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2018

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38047	45-0491516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(972) 801-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item	5.07 Submission of Matters to a Vote of Security Holders.

The Special Meeting of Stockholders (the “Special Meeting”) of Rent-A-Center, Inc. (the “Company”) was held on September 18, 2018. At the Special Meeting, the Company’s stockholders voted on three matters:

(1) to adopt and approve (a) the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of June 17, 2018, by and among the Company, Vintage Rodeo Parent, LLC, a Delaware limited liability company (“Parent”), and Vintage Rodeo Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent, and (b) the transactions contemplated by the Merger Agreement, including, without limitation, the Merger (the “Merger Proposal”);

(2) a proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the Merger (the “Advisory Compensation Proposal”); and

(3) a proposal to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The final voting results for each proposal are set forth below.

Proposal One: The Merger Proposal was approved by the requisite vote of the Company’s stockholders. The voting results regarding this proposal are set forth below:

Votes For	Votes Against	Abstentions
41,539,430	2,914,220	479,267

Proposal Two: The Advisory Compensation Proposal was approved by the requisite vote of the Company’s stockholders. The voting results regarding this proposal are set forth below:

Votes For	Votes Against	Abstentions
39,836,300	4,472,122	624,466

Proposal Three: The Adjournment Proposal was approved by the requisite vote of the Company’s stockholders. The voting results regarding this proposal are set forth below:

Votes For	Votes Against	Abstentions
41,403,796	3,029,550	499,472

Although Proposal Three was approved, adjournment of the Special Meeting was not necessary or appropriate because the Company’s stockholders approved the Merger Proposal.

The Merger remains subject to the satisfaction or waiver of certain closing conditions that have not yet been satisfied, including receipt of regulatory approvals and other customary closing conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

	By:	/s/ Dawn M. Wolverton
Date: September 18, 2018		Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary

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